                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           THE TIMES MIRROR COMPANY
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                                    CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------
  Title of each             Amount to be          Proposed          Proposed            Amount of
  Class of                  Registered(2)         Maximum           Maximum             Registration
  Securities to be                                Offering          Aggregate           Fee(3)
  Registered(1)                                   Per Share(3)      Offering
                                                                    Price(3)
-------------------------------------------------------------------------------------------------------
  Common Stock,             233,893,648           $38.325           $8,963,973,868      $2,328,441
  without par value
-------------------------------------------------------------------------------------------------------

(1) The Registration Statement relates to the common stock, without par value, of the Registrant issuable to holders of series A common stock, par value $1 per share, and series C common stock, par value $1 per share, of Times Mirror (together, the "Times Mirror common stock") in connection with the merger.
(2) The number of shares to be registered pursuant to this Registration Statement is based on the maximum number of shares of Tribune common stock issuable to stockholders of Times Mirror in the merger.
(3) The amount of registration fee, calculated pursuant to Rule 457(f)(1) and 457(c) of the Securities Act, is based on an initial fee of $2,205,358, paid with the filing of the original Registration Statement, with respect to 221,728,670 shares based on an April 14, 2000 share price of $37.675 and a fee of $123,083, paid with the filing of this Amendment, with respect to 12,164,973 shares based on a May 3, 2000 share price of $38.325. The foregoing Times Mirror share prices reflect an exchange ratio of 2.5 shares of Tribune common stock per share of Times Mirror common stock and represent the average of the high and low prices of Times Mirror common stock on their respective dates, as reported on the New York Stock Exchange, Inc.

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: $2,328,441

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     (2) Form, Schedule or Registration Statement No.: Amendment No. 1 to
         Registration Statement of Form S-4/A (333-35422)

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     (3) Filing Party: TRIBUNE COMPANY

     -------------------------------------------------------------------------


     (4) Date Filed: APRIL 21, 2000

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Notes:

                    [FIDELITY INVESTMENTS LOGO APPEARS HERE]

                          IMMEDIATE ATTENTION REQUIRED

May 11, 2000

Re: Times Mirror Savings Plus Plan and The Times Mirror Employee Stock Ownership Plan

Dear Plan Participant:

   Our records reflect that, as a participant in the Times Mirror Savings Plus Plan (the "Savings Plus Plan") and/or The Times Mirror Employee Stock Ownership Plan (the "ESOP", and together with the Savings Plus Plan, the "Plans"), a portion of your individual accounts is invested in shares of Times Mirror Series A common stock and/or Series C common stock (the "Shares").

   As a result of such participation, you have the right to direct Fidelity Management Trust Company ("Fidelity") on the voting of such Shares with respect to the merger of The Times Mirror Company with and into Tribune Company to be voted at the Special Meeting of Times Mirror Shareholders, scheduled for June 12, 2000.

   To vote regarding the merger at the Special Meeting, you must complete, sign and return the WHITE proxy card that accompanies the enclosed proxy statement/prospectus and return it to Harris Trust in the WHITE envelope delivered therewith so that the WHITE proxy card is received by Harris Trust on or before June 7, 2000. As an alternative, you may also vote regarding the merger by telephone as described on the enclosed WHITE proxy card.

   Please note that your directions to Fidelity concerning this meeting will be reviewed by LaSalle Bank, N.A., an independent fiduciary appointed by Times Mirror for such purpose (the "Independent Fiduciary"). Fidelity will vote participant shares in accordance with participant directions unless the Independent Fiduciary directs Fidelity that under applicable law, participants' elections cannot be followed. In that instance, the Independent Fiduciary will direct Fidelity regarding how such shares should be voted. Further, if you fail to return your instructions, your Shares in both the Savings Plus Plan and the ESOP will be voted by the Trustee as directed by the Independent Fiduciary.

   You will receive under separate cover information concerning the election of the merger consideration, as described in the enclosed materials. Please contact Fidelity at 1-800-606-4015 if you require additional information concerning the procedure to make a consideration election for shares credited to your individual account(s) under the Plans.

                                          Sincerely,

                                          Fidelity Management Trust Company

                              [TIMES MIRROR LOGO]

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 12, 2000

TO: Participants in the Times Mirror Savings Plus Plan and The Times Mirror Employee Stock Ownership Plan

The Times Mirror Savings Plus Plan (the "Savings Plus Plan") and The Times Mirror Employee Stock Ownership Plan (the "ESOP") provide that the Trustee shall vote all the shares of Times Mirror Common Stock held in the Savings Plus Plan and all shares allocated to participants' accounts under the ESOP at any meeting of shareholders of the Company as described on this WHITE card and in the attached letter from Fidelity Management Trust Company. Please mark your voting instructions for the June 12, 2000 Special Meeting of Shareholders or any adjournment or postponement thereof in the spaces provided on the reverse side of this WHITE card, sign and date the form and return it to the Company's transfer agent in the enclosed WHITE postage prepaid envelope. Please return this WHITE card before June 7, 2000.

                                                         THE TRUSTEE

You may receive other instruction cards for shares registered in a different manner. If so, please sign and return all such instruction cards in the enclosed WHITE envelope.

                      SERIES A and SERIES C COMMON STOCK

TO: Trustee for the Savings Plus Plan and the ESOP

Please vote all shares of Times Mirror Series A and Series C Common Stock held in my account under the Savings Plus Plan and all such shares allocated to my account under the ESOP as follows:

                CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE


                              FOLD AND DETACH HERE

                                 TIMES MIRROR
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Adoption of the Agreement and Plan of Merger, dated as of March 13, 2000, between Tribune Company and The Times Mirror Company.

     FOR    AGAINST    ABSTAIN
     ( )      ( )        ( )

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments, postponements, continuations or reschedulings thereof. However, no proxy that is voted against Proposal 1 will be voted in favor of adjournment, postponement, continuation or rescheduling of the meeting for the purpose of allowing additional time to solicit additional votes or proxies in favor of adoption of the Agreement and Plan of Merger.


                              NOTE: Your voting instructions are solicited for shares in your Savings Plus Plan account and shares allocated to your account under the ESOP. All such shares will be voted as you direct, subject to a review and possible override by the Independent Fiduciary. If you fail to return your instructions, your shares in both the Savings Plus Plan and the ESOP will be voted by the Trustee as directed by the Independent Fiduciary.

                              Dated:  __________________________, 2000

                              ______________________________________
                              (Signature - please sign exactly as imprinted at left)

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                              FOLD AND DETACH HERE

CONTROL NUMBER                 [TIMES MIRROR LOGO]

                               VOTE BY TELEPHONE
      Call [STAR] [STAR] Toll Free [STAR] [STAR] On a Touch Tone Telephone
                           (888) 221-0694 - ANYTIME
                        There is NO CHARGE for this call

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card, and gives them discretion to vote on such other matters as may properly come before the meeting. You will be asked to enter a Control Number which is located on the box on the left side of this form. If you enter your Control Number, but do not make a choice of any item, your shares will be voted FOR ITEM 1.
                                                     ---

Have this proxy card in hand when you vote. To vote as the Board of Directors recommends on Item 1, press 1. When asked, please confirm your vote by pressing 1 again. If you do not plan on voting as the Board recommends, please press 0 and follow the recorded instructions.

IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK THIS WHITE PROXY CARD. PROXIES SUBMITTED BY TELEPHONE MUST BE RECEIVED BY 9:30 A.M., LOS ANGELES TIME, ON WEDNESDAY, JUNE 7, 2000.

IF YOU DO NOT VOTE BY TELEPHONE, YOU MUST MAIL BACK THIS WHITE PROXY CARD TO HARRIS TRUST IN THE ENCLOSED WHITE ENVELOPE SO THAT IT IS RECEIVED ON OR BEFORE WEDNESDAY, JUNE 7, 2000.

THANK YOU FOR VOTING!